UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/14/2005

SIZELER PROPERTY INVESTORS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-09349

MD	72-1082589
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2542 Williams Blvd., Kenner, LA 70062
(Address of Principal Executive Offices, Including Zip Code)

504-471-6271
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

Cessation of Audit Relationship with KPMG LLP

As previously reported, on February 9, 2005, the Audit Committee of the Sizeler Property Investors, Inc. (the "Company") unanimously approved the retention of KPMG LLP as tax advisors to the Company for the fiscal year ending December 31, 2005. Further, the Audit Committee unanimously approved not to retain KPMG LLP as the Company's independent registered public accounting firm for audit services to be rendered for the year ending December 31, 2005 and the client-auditor relationship between the Company and KPMG LLP would cease upon the completion of management's assessment of the effectiveness of internal control over financial reporting and the audit of the Company's financial statements for the year ended December 31, 2004, and the issuance of KPMG LLP's reports thereon. On March 14, 2005, the Company filed its annual report on Form 10-K for the year ended December 31, 2004. The client-auditor relationship between the Company and KPMG LLP ceased as of that date.

The reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2004, management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the fiscal years ended December 31, 2003 and 2004 and through the date hereof, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided KPMG LLP with a copy of this disclosure and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the above statements; and, if not, stating the respects which it does not agree. A copy of KPMG LLP's letter dated March 17, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Appointment of Ernst & Young LLP

The Audit Committee unanimously approved the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005. From the inception of the Company until 1995, Ernst & Young was the Company's independent auditor.

During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period prior to the date of Ernst & Young LLP's appointment, neither the Company nor anyone on its behalf consulted with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) if Item 304 of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

16.1        Letter of KPMG LLP to the Securities and Exchange Commission dated March 16, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS INC

Date: March 17, 2005.	By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated March 17, 2005